UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2009

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 7, 2009, Kraft Foods issued an announcement (the “Announcement”) pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers disclosing that it approached the Board of Cadbury plc with a proposal to combine the two companies. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

On September 7, 2009 and following the Announcement, Kraft Foods posted the following items regarding the proposed combination on its website at www.kraftfoodscompany.com and/or on the website that is being maintained at www.transactioninfo.com/kraftfoods in connection with Kraft Foods’ proposal to combine with Cadbury:

•	a message to stakeholders, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01;

•	a video interview with Ms. Irene Rosenfeld, Chairman and CEO of Kraft Foods, a transcript of which is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 7.01; and

•	a combined company fact sheet, a copy of which is attached hereto as Exhibit 99.4 and is incorporated by reference into this Item 7.01.

In addition, on September 7, 2009 and following the Announcement, Kraft Foods made the following items regarding the proposed combination available to its employees:

•	a message to Kraft Foods employees, a copy of which is attached hereto as Exhibit 99.5 and is incorporated by reference into this Item 7.01;

•	a video interview with Ms. Irene Rosenfeld, Chairman and CEO of Kraft Foods, a transcript of which is attached hereto as Exhibit 99.6 and is incorporated by reference into this Item 7.01; and

•	Frequently Asked Questions for Kraft Foods employees, a copy of which is attached hereto as Exhibit 99.7 and is incorporated by reference into this Item 7.01.

On September 7, 2009, Kraft Foods issued a press release announcing an analyst and investor conference call and webcast at 8 a.m. BST on September 7, 2009 for European investors and at 8 a.m. ET on September 8, 2009 for U.S. investors, each discussing the Announcement and the proposed combination with Cadbury. A copy of this press release is attached hereto as Exhibit 99.8 and is incorporated by reference into this Item 7.01.

On September 7, 2009, Kraft Foods made available to its investors a slide presentation relating to the analyst and investor conference calls and webcasts to be held on September 7, 2009 and September 8, 2009, discussing the Announcement and the proposed combination with Cadbury. A copy of this slide presentation is attached hereto as Exhibit 99.9 and is incorporated by reference into this Item 7.01.

On September 7, a U.K.-specific fact sheet in relation to the proposed combination with Cadbury was made available to certain members of the media. A copy of this fact sheet is attached hereto as Exhibit 99.10 and is incorporated by reference into this Item 7.01.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 (except insofar as such information is also set forth under Item 8.01 below) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01.	Other Information.

As described in Item 7.01 above, on September 7, 2009, Kraft Foods issued the Announcement disclosing that it approached the Board of Cadbury with a proposal to combine the two companies. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Rule 2.4 Announcement.

99.2	Message to Stakeholders.

99.3	Transcript of the video interview with Ms. Irene Rosenfeld, Chairman and CEO of Kraft Foods, made available on September 7, 2009.

99.4	Combined company fact sheet.

99.5	Message to Kraft Foods employees.

99.6	Transcript of the video interview with Ms. Irene Rosenfeld, Chairman and CEO of Kraft Foods, made available to Kraft Foods’ employees on September 7, 2009.

99.7	Frequently Asked Questions for Kraft Foods employees, available on the Kraft Foods intranet.

99.8	Press release announcing the investor conference calls and webcasts to be held on September 7, 2009 and September 8, 2009.

99.9	Slide presentation relating to the analyst and investor conference calls and webcasts to be held on September 7, 2009 and September 8, 2009.

99.10	U.K.-specific fact sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: September 8, 2009	By:	/s/ Carol J. Ward
Carol J. Ward
Vice President and Corporate Secretary